                               AMENDMENT NO. 1 TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT

         Amendment No. 1 to the Amended and Restated Employment Agreement (the
"Agreement") is entered into as of July 19, 2005 by and between OptiCare Health
Systems, Inc. (along with its successors and assigns, the "Company") and
Christopher J. Walls ("Executive").

         WHEREAS, the Company entered into that certain Amended and Restated
Employment Agreement between OptiCare Health Systems, Inc. (along with its successors and assigns) and Christopher J. Walls effective as of October 6,
2004.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and
Executive hereby agree to amend the Agreement as set forth below:

         Section 4(a)(i) of the Agreement is hereby amended to read as follows:

         (i)      salary continuation of the Base Salary (less customary
                  withholdings and authorized deductions) for a period of twelve
                  (12) months (the "Severance Period"), payable in accordance with the Company's normal payroll practices;

         The remainder of the Agreement is unchanged.

         IN WITNESS WHEREOF, the parties have executed this Agreement as the date first written above.

                                      OPTICARE HEALTH SYSTEMS, INC.

                                 By:
                                      ------------------------------------------
                                      Clark A. Johnson, Director and Chairman of
                                      the Compensation Committee

                                      EXECUTIVE

                                      ------------------------------------------
                                      Christopher J. Walls